Prepared by, Record and Return to: Patrick R. Gillard Ballard Spahr LLP 1735 Market Street, 51st Floor Philadelphia, PA 19103 (215) 864-8536 Counterpart ______ of 30 PECO ENERGY COMPANY TO U.S. BANK NATIONAL ASSOCIATION, TRUSTEE ______________________ ONE HUNDRED AND TWENTY-SIXTH SUPPLEMENTAL INDENTURE DATED AS OF JULY 15, 2026 TO FIRST AND REFUNDING MORTGAGE OF THE COUNTIES GAS AND ELECTRIC COMPANY TO FIDELITY TRUST COMPANY, TRUSTEE DATED MAY 1, 1923 __________________ 5.000% SERIES DUE 2031 (New Series)

1 THIS SUPPLEMENTAL INDENTURE dated as of July 15, 2026 by and between PECO ENERGY COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter called the Company), party of the first part, and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (hereinafter called the Trustee), as Trustee under the Mortgage hereinafter mentioned, party of the second part, Witnesseth that WHEREAS, The Counties Gas and Electric Company (hereinafter called Counties Company), a Pennsylvania corporation and a predecessor to the Company, duly executed and delivered to Fidelity Trust Company, a Pennsylvania corporation to which the Trustee is successor, as Trustee, a certain indenture of mortgage and deed of trust dated May 1, 1923 (hereinafter called the Mortgage), to provide for the issue of, and to secure, its First and Refunding Mortgage Bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage, the initial series of Bonds being designated the 6% Series of 1923, and the terms and provisions of other series of bonds secured by the Mortgage to be determined as provided in the Mortgage; and WHEREAS, thereafter Counties Company, Philadelphia Suburban-Counties Gas and Electric Company (hereinafter called Suburban Company), and the Company, respectively, have from time to time executed and delivered indentures supplemental to the Mortgage, providing for the creation of additional series of bonds secured by the Mortgage and for amendment of certain of the terms and provisions of the Mortgage and of indentures supplemental thereto, or evidencing the succession of Suburban Company to Counties Company and of the Company to Suburban Company, such indentures supplemental to the Mortgage, the respective dates, parties thereto, and purposes thereof, being as follows:

2 Supplemental Indenture and Date Parties Providing for: First September 1, 1926 Counties Company to Fidelity-Philadelphia Trust Company (Successor to Fidelity Trust Company) Bonds of 5% Series of 1926 Second May 1, 1927 Suburban Company to Fidelity-Philadelphia Trust Company Evidencing succession of Suburban Company to Counties Company Third May 1, 1927 Suburban Company to Fidelity-Philadelphia Trust Company Bonds of 4-1/2% Series due 1957; amendment of certain provisions of Mortgage Fourth November 1, 1927 Suburban Company to Fidelity-Philadelphia Trust Company Additional Bonds of 4-1/2% Series due 1957 Fifth January 31, 1931 Company to Fidelity-Philadelphia Trust Company Evidencing succession of Company to Suburban Company Sixth February 1, 1931 Company to Fidelity-Philadelphia Trust Company Bonds of 4% Series due 1971 Seventh March 1, 1937 Company to Fidelity-Philadelphia Trust Company Bonds of 3-1/2% Series due 1967; amendment of certain provisions of Mortgage Eighth December 1, 1941 Company to Fidelity-Philadelphia Trust Company Bonds of 2-3/4% Series due 1971; amendment of certain provisions of Mortgage Ninth November 1, 1944 Company to Fidelity-Philadelphia Trust Company Bonds of 2-3/4% Series due 1967 and 2-3/4% Series due 1974; amendment of certain provisions of Mortgage Tenth December 1, 1946 Company to Fidelity-Philadelphia Trust Company Bonds of 2-3/4% Series due 1981; amendment of certain provisions of Mortgage*

3 Supplemental Indenture and Date Parties Providing for: Eleventh February 1, 1948 Company to Fidelity-Philadelphia Trust Company Bonds of 2-7/8% Series due 1978* Twelfth January 1, 1952 Company to Fidelity-Philadelphia Trust Company Bonds of 3-1/4% Series due 1982* Thirteenth May 1, 1953 Company to Fidelity-Philadelphia Trust Company Bonds of 3-7/8% Series due 1983* Fourteenth December 1, 1953 Company to Fidelity-Philadelphia Trust Company Bonds of 3-1/8% Series due 1983* Fifteenth April 1, 1955 Company to Fidelity-Philadelphia Trust Company Bonds of 3-1/8% Series due 1985* Sixteenth September 1, 1957 Company to Fidelity-Philadelphia Trust Company Bonds of 4-5/8% Series due 1987; amendment of certain provisions of Mortgage* Seventeenth May 1, 1958 Company to Fidelity-Philadelphia Trust Company Bonds of 3-3/4% Series due 1988; amendment of certain provisions of Mortgage* Eighteenth December 1, 1958 Company to Fidelity-Philadelphia Trust Company Bonds of 4-3/8% Series due 1986* Nineteenth October 1, 1959 Company to Fidelity-Philadelphia Trust Company Bonds of 5% Series due 1989* Twentieth May 1, 1964 Company to Fidelity-Philadelphia Trust Company Bonds of 4-1/2% Series due 1994* Twenty-first October 15, 1966 Company to Fidelity-Philadelphia Trust Company Bonds of 6% Series due 1968-1973*

4 Supplemental Indenture and Date Parties Providing for: Twenty-second June 1, 1967 Company to The Fidelity Bank (formerly Fidelity-Philadelphia Trust Company) Bonds of 5-1/4 % Series due 1968-1973 and 5-3/4 % Series due 1977* Twenty-third October 1, 1957 Company to The Fidelity Bank Bonds of 6-1/8 % Series due 1997* Twenty-fourth March 1, 1968 Company to The Fidelity Bank Bonds of 6-1/2% Series due 1993; amendment of Article XIV of Mortgage* Twenty-fifth September 10, 1968 Company to The Fidelity Bank Bonds of 1968 Series due 1969-1976* Twenty-sixth August 15, 1969 Company to The Fidelity Bank Bonds of 8% Series due 1975* Twenty-seventh February 1, 1970 Company to The Fidelity Bank Bonds of 9% Series due 1995* Twenty-eighth May 1, 1970 Company to The Fidelity Bank Bonds of 8-1/2% Series due 1976* Twenty-ninth December 15, 1970 Company to The Fidelity Bank Bonds of 7-3/4% Series due 2000* Thirtieth August 1, 1971 Company to The Fidelity Bank Bonds of 8-1/4% Series due 1996* Thirty-first December 15, 1971 Company to The Fidelity Bank Bonds of 7-3/8% Series due 2001; amendment of Article XI of Mortgage* Thirty-second June 15, 1972 Company to The Fidelity Bank Bonds of 7-1/2% Series due 1998* Thirty-third January 15, 1973 Company to The Fidelity Bank Bonds of 7-1/2% Series due 1999* Thirty-fourth January 15, 1974 Company to The Fidelity Bank Bonds of 8-1/2% Series due 2004 Thirty-fifth October 15, 1974 Company to The Fidelity Bank Bonds of 11% Series due 1980*

5 Supplemental Indenture and Date Parties Providing for: Thirty-sixth April 15, 1975 Company to The Fidelity Bank Bonds of 11-5/8% Series due 2000* Thirty-seventh August 1, 1975 Company to The Fidelity Bank Bonds of 11% Series due 2000* Thirty-eighth March 1, 1976 Company to The Fidelity Bank Bonds of 9-1/8% Series due 2006* Thirty-ninth August 1, 1976 Company to The Fidelity Bank Bonds of 9-5/8% Series due 2002* Fortieth February 1, 1977 Company to The Fidelity Bank Bonds of Pollution Control Series A and Pollution Control Series B* Forty-first March 15, 1977 Company to The Fidelity Bank Bonds of 8-5/8% Series due 2007* Forty-second July 15, 1977 Company to The Fidelity Bank Bonds of 8-5/8% Series due 2003* Forty-third March 15, 1978 Company to The Fidelity Bank Bonds of 9-1/8% Series due 2008* Forty-fourth October 15, 1979 Company to The Fidelity Bank Bonds of 12-1/2% Series due 2005* Forty-fifth October 15, 1980 Company to The Fidelity Bank Bonds of 13-3/4% Series due 1992* Forty-sixth March 1, 1981 Company to The Fidelity Bank Bonds of 15-1/4% Series due 1996; amendment of Article VIII of Mortgage* Forty-seventh March 1, 1981 Company to The Fidelity Bank Bonds of 15% Series due 1996; amendment of Article VIII of Mortgage* Forty-eighth July 1, 1981 Company to The Fidelity Bank Bonds of 17-5/8% Series due 2011* Forty-ninth September 15, 1981 Company to The Fidelity Bank Bonds of 18-3/4% Series due 2009*

6 Supplemental Indenture and Date Parties Providing for: Fiftieth April 1, 1982 Company to The Fidelity Bank Bonds of 18% Series due 2012* Fifty-first October 1, 1982 Company to The Fidelity Bank Bonds of 15-3/8% Series due 2010* Fifty-second June 15, 1983 Company to The Fidelity Bank Bonds of 13-3/8% Series due 2013* Fifty-third November 15, 1984 Company to Fidelity Bank, National Association (formerly The Fidelity Bank) Bonds of 13.05% Series due 1994; amendment of Article VIII of Mortgage* Fifty-fourth December 1, 1984 Company to Fidelity Bank, National Association Bonds of 14% Series due 1988-1994; amendment of Article VIII of Mortgage* Fifty-fifth May 15, 1985 Company to Fidelity Bank, National Association Bonds of Pollution Control Series C* Fifty-sixth October 1, 1985 Company to Fidelity Bank, National Association Bonds of Pollution Control Series D* Fifty-seventh November 15, 1985 Company to Fidelity Bank, National Association Bonds of 10-7/8% Series due 1995* Fifty-eight November 15, 1985 Company to Fidelity Bank, National Association Bonds of 11-3/4% Series due 2014* Fifty-ninth June 1, 1986 Company to Fidelity Bank, National Association Bonds of Pollution Control Series E* Sixtieth November 1, 1986 Company to Fidelity Bank, National Association Bonds of 10-1/4% Series due 2016* Sixty-first November 1, 1986 Company to Fidelity Bank, National Association Bonds of 8-3/4% Series due 1994* Sixty-second April 1, 1987 Company to Fidelity Bank, National Association Bonds of 9-3/8% Series due 2017* Sixty-third July 15, 1987 Company to Fidelity Bank, National Association Bonds of 11% Series due 2016* Sixty-fourth July 15, 1987 Company to Fidelity Bank, National Association Bonds of 10% Series due 1997*

7 Supplemental Indenture and Date Parties Providing for: Sixty-fifth August 1, 1987 Company to Fidelity Bank, National Association Bonds of 10-1/4% Series due 2007* Sixty-sixth October 15, 1987 Company to Fidelity Bank, National Association Bonds of 11% Series due 1997* Sixty-seventh October 15, 1987 Company to Fidelity Bank, National Association Bonds of 12-1/8% Series due 2016* Sixty-eighth April 15, 1988 Company to Fidelity Bank, National Association Bonds of 10% Series due 1998* Sixty-ninth April 15, 1988 Company to Fidelity Bank, National Association Bonds of 11% Series due 2018* Seventieth June 15, 1989 Company to Fidelity Bank, National Association Bonds of 10% Series due 2019* Seventy-first October 1, 1989 Company to Fidelity Bank, National Association Bonds of 9-7/8% Series due 2019* Seventy-second October 1, 1989 Company to Fidelity Bank, National Association Bonds of 9-1/4% Series due 1999* Seventy-third October 1, 1989 Company to Fidelity Bank, National Association Medium-Term Note Series A* Seventy-fourth October 15, 1990 Company to Fidelity Bank, National Association Bonds of 10-1/2% Series due 2020* Seventy-fifth October 15, 1990 Company to Fidelity Bank, National Association Bonds of 10% Series due 2000* Seventy-sixth April 1, 1991 Company to Fidelity Bank, National Association Bonds of Pollution Control Series F and Pollution Control Series G* Seventy-seventh December 1, 1991 Company to Fidelity Bank, National Association Bonds of Pollution Control Series H* Seventy-eighth January 15, 1992 Company to Fidelity Bank, National Association Bonds of 7-1/2% 1992 Series due 1999* Seventy-ninth April 1, 1992 Company to Fidelity Bank, National Association Bonds of 8% Series due 2002*

8 Supplemental Indenture and Date Parties Providing for: Eightieth April 1, 1992 Company to Fidelity Bank, National Association Bonds of 8-3/4% Series due 2022* Eighty-first June 1, 1992 Company to Fidelity Bank, National Association Bonds of Pollution Control Series I* Eighty-second June 1, 1992 Company to Fidelity Bank, National Association Bonds of 8-5/8% Series due 2022* Eighty-third July 15, 1992 Company to Fidelity Bank, National Association Bonds of 7-1/2% Series due 2002* Eighty-fourth September 1, 1992 Company to Fidelity Bank, National Association Bonds of 8-1/4% Series due 2022* Eighty-fifth September 1, 1992 Company to Fidelity Bank, National Association Bonds of 7-1/8% Series due 2002* Eighty-sixth March 1, 1993 Company to Fidelity Bank, National Association Bonds of 6-5/8% Series due 2003* Eighty-Seventh March 1, 1993 Company to Fidelity Bank, National Association Bonds of 7-3/4% Series due 2023* Eighty-eighth March 1, 1993 Company to Fidelity Bank, National Association Bonds of Pollution Control Series J, Pollution Control Series K, Pollution Control Series L and Pollution Control Series M* Eighty-ninth May 1, 1993 Company to Fidelity Bank, National Association Bonds of 6-1/2% Series due 2003* Ninetieth May 1, 1993 Company to Fidelity Bank, National Association Bonds of 7-3/4% Series 2 due 2023* Ninety-first August 15, 1993 Company to First Fidelity Bank, N.A., Pennsylvania Bonds of 7-1/8% Series due 2023* Ninety-second August 15, 1993 Company to First Fidelity Bank, N.A., Pennsylvania Bonds of 6-3/8% Series due 2005* Ninety-third August 15, 1993 Company to First Fidelity Bank, N.A., Pennsylvania Bonds of 5-3/8% Series due 1998*

9 Supplemental Indenture and Date Parties Providing for: Ninety-fourth November 1, 1993 Company to First Fidelity Bank, N.A., Pennsylvania Bonds of 7-1/4% Series due 2024* Ninety-fifth November 1, 1993 Company to First Fidelity Bank, N.A., Pennsylvania Bonds of 5-5/8% Series due 2001* Ninety-sixth May 1, 1995 Company to First Fidelity Bank, N.A., Pennsylvania Medium Term Note Series B* Ninety-seventh October 15, 2001 Company to First Union National Bank (formerly First Fidelity Bank, N.A., Pennsylvania) Bonds of 5.95% Series due 2011* Ninety-eighth October 1, 2002 Company to Wachovia Bank, National Association Bonds of 5.95% Series Due 2011* Ninety-ninth September 15, 2002 Company to Wachovia Bank, National Association Bonds of 4.75% Series Due 2012* One Hundredth April 15, 2003 Company to Wachovia Bank, National Association Bonds of 3.50% Series Due 2008* One Hundred and First April 15, 2004 Company to Wachovia Bank, National Association Bonds of 5.90% Series Due 2034* One Hundred and Second September 15, 2006 Company to Wachovia Bank, National Association Bonds of 5.95% Series Due 2036; amendment of certain provisions of Mortgage* One Hundred and Third March 15, 2007 Company to U.S. Bank National Association Bonds of 5.70% Series Due 2037* One Hundred and Fourth February 15, 2008 Company to U.S. Bank National Association Bonds of 5.35% Series Due 2018* One Hundred and Fifth February 15, 2008 Company to U.S. Bank National Association Bonds of Pollution Control Series N* One Hundred and Sixth September 15, 2008 Company to U.S. Bank National Association Bonds of 5.60% Series Due 2013* One Hundred and Seventh March 15, 2009 Company to U.S. Bank National Association Bonds of 5.00% Series Due 2014* One Hundred and Eighth September 1, 2012 Company to U.S. Bank National Association Bonds of 2.375% Series Due 2022*

10 Supplemental Indenture and Date Parties Providing for: One Hundred and Ninth September 15, 2013 Company to U.S. Bank National Association Bonds of 1.200% Series Due 2016* One Hundred and Tenth September 15, 2013 Company to U.S. Bank National Association Bonds of 4.800% Series Due 2043* One Hundred and Eleventh September 1, 2014 Company to U.S. Bank National Association Bonds of 4.150% Series Due 2044* One Hundred and Twelfth September 15, 2015 Company to U.S. Bank National Association Bonds of 3.15% Series Due 2025* One Hundred and Thirteenth September 1, 2016 Company to U.S. Bank National Association Bonds of 1.700% Series Due 2021* One Hundred and Fourteenth September 1, 2017 Company to U.S. Bank National Association Bonds of 3.700% Series Due 2047* One Hundred and Fifteenth February 1, 2018 Company to U.S. Bank National Association Bonds of 3.900% Series Due 2048* One Hundred and Sixteenth September 1, 2018 Company to U.S. Bank National Association Bonds of 3.900% Series Due 2048 (Additional Issuance of Bonds of 3.900% Series due 2048) One Hundred and Seventeenth August 15, 2019 Company to U.S. Bank National Association Bonds of 3.000% Series Due 2049* One Hundred and Eighteenth June 1, 2020 Company to U.S. Bank National Association Bonds of 2.800% Series Due 2050* One Hundred and Nineteenth February 15, 2021 Company to U.S. Bank National Association Bonds of 3.050% Series Due 2051* One Hundred and Twentieth September 1, 2021 Company to U.S. Bank National Association Bonds of 2.850% Series Due 2051* One Hundred and Twenty- first May 1, 2022 Company to U.S. Bank National Association Bonds of 4.600% Series Due 2052* One Hundred and Twenty- second August 1, 2022 Company to U.S. Bank National Association Bonds of 4.375% Series Due 2052* One Hundred and Twenty- third June 1, 2023 Company to U.S. Bank National Association Bonds of 4.900% Series Due 2033*

11 Supplemental Indenture and Date Parties Providing for: One Hundred and Twenty- fourth August 15, 2024 Company to U.S. Bank National Association Bonds of 5.250% Series Due 2054* One Hundred and Twenty- fifth August 15, 2025 Company to U.S. Bank National Association Bonds of 4.875% Series Due 2035* Bonds of 5.650% Series Due 2055* *And amendment of certain provisions of the Ninth Supplemental Indenture.

12 WHEREAS, the respective principal amounts of the bonds of each series presently outstanding under the Mortgage and the several supplemental indentures above referred to, are as follows: Series PRINCIPAL AMOUNT 5.90% Series due 2034 ........................................................................... $ 75,000,000 5.95% Series due 2036 ............................................................................ 300,000,000 5.70% Series due 2037 ............................................................................ 175,000,000 4.80% Series due 2043 ............................................................................ 250,000,000 4.150% Series due 2044 ............................................................................ 300,000,000 3.700% Series due 2047 ............................................................................ 325,000,000 4.875% Series due 2035 ............................................................................ 525,000,000 3.900% Series due 2048 ............................................................................ 650,000,000 3.000% Series due 2049 ............................................................................ 325,000,000 2.800% Series due 2050 ............................................................................ 350,000,000 3.050% Series due 2051 ............................................................................ 375,000,000 2.850% Series due 2051 ............................................................................ 375,000,000 4.600% Series due 2052 ............................................................................ 350,000,000 4.375% Series due 2052 ............................................................................ 425,000,000 4.900% Series due 2033 ............................................................................ 575,000,000 5.250% Series due 2054 ............................................................................ 575,000,000 5.650% Series due 2055 ............................................................................ 525,000,000 Total $6,475,000,000 WHEREAS, the Company deems it advisable and has determined, pursuant to Article XI of the Mortgage, (a) to amend Article II of the Ninth Supplemental Indenture to the Mortgage as heretofore amended; (b) to convey, pledge, transfer and assign to the Trustee and to subject specifically to the lien of the Mortgage additional property not therein or in any supplemental indenture specifically described but now owned by the Company and acquired by it by purchase or otherwise; and (c) to create one new series of bonds to be issued from time to time under, and secured by, the Mortgage, to be designated PECO Energy Company First and Refunding Mortgage Bonds, 5.000% Series due 2031 (hereinafter called the “bonds of the 5.000% Series due 2031” or the “bonds of the New Series”); and for the above-mentioned purposes to execute, deliver and record this Supplemental Indenture; and WHEREAS, the Company has determined by proper corporate action that the terms, provisions and form of the bonds of the 5.000% Series due 2031 shall be substantially as follows:

13 (Form of Face of Bond) UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. PECO ENERGY COMPANY REGISTERED NUMBER FIRST AND REFUNDING MORTGAGE BOND, 5.000% Series due 2031, DUE SEPTEMBER 1, 2031 PECO Energy Company, a Pennsylvania corporation (hereinafter called the Company), for value received, hereby promises to pay to Cede & Co. or registered assigns, Five Hundred Twenty-Five Million Dollars on September 1, 2031, at the office or agency of the Company, in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company, in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon from the date hereof at the rate of 5.000 percent per annum in like coin or currency, payable at either of the offices aforesaid on March 1 and September 1 of each year, beginning on March 1, 2027, until the Company’s obligation with respect to the payment of such principal shall have been discharged. The record date for determining the registered holder of this bond entitled to an interest payment shall be fourteen calendar days prior to any interest payment date. Only the registered holder on such record date shall be entitled to receive such payment, notwithstanding any transfer of this bond upon the registration books subsequent to such record date. This bond shall not be valid or become obligatory for any purpose unless it shall have been authenticated by the certificate of the Trustee under said Mortgage endorsed hereon. The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place. [Remainder of this page intentionally left blank]

14 IN WITNESS WHEREOF, PECO Energy Company has caused this instrument to be signed in its corporate name with the manual or facsimile signature of its Treasurer or Assistant Treasurer, duly attested by the manual or facsimile signature of its Secretary or an Assistant Secretary. Dated: PECO ENERGY COMPANY By_________________________________ Treasurer or Assistant Treasurer Attest______________________________ Secretary or Assistant Secretary

15 (Form of Reverse of Bond) PECO ENERGY COMPANY First and Refunding Mortgage Bond, 5.000% Series Due 2031, Due September 1, 2031 (CONTINUED) This bond is one of a duly authorized issue of bonds of the Company, unlimited as to amount except as provided in the Mortgage hereinafter mentioned or in any indenture supplemental thereto, and is one of a series of said bonds known as First and Refunding Mortgage Bonds, 5.000% Series due 2031. This bond and all other bonds of said issue are issued and to be issued under and pursuant to and are all secured equally and ratably by an indenture of mortgage and deed of trust dated May 1, 1923, duly executed and delivered by The Counties Gas and Electric Company (to which the Company is successor) to Fidelity Trust Company, as Trustee (to which U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America, is successor Trustee), as amended, modified or supplemented by certain supplemental indentures from the Company or its predecessors to said successor Trustee or its predecessors, said mortgage, as so amended, modified or supplemented being herein called the Mortgage. Reference is hereby made to the Mortgage for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of said bonds and of the Trustee in respect of such security, the rights, duties, indemnities and immunities of the Trustee, and the terms and conditions upon which said bonds are and are to be secured, and the circumstances under which additional bonds may be issued. As provided in the Mortgage, the bonds secured thereby may be for various principal sums and are issuable in series, which series may mature at different times, may bear interest at different rates, and may otherwise vary. The bonds of this series mature on September 1, 2031, and are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Any bond or bonds of this series may be exchanged for another bond or bonds of this series in a like aggregate principal amount in authorized denominations, upon presentation at the corporate trust office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, all subject to the terms of the Mortgage but without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange. The bonds of this series are redeemable at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, or electronically delivered (or otherwise transmitted in accordance with DTC’s (or another depositary’s) procedures) at least ten (10) days and not more than sixty (60) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing upon the registration books. At any time prior to August 1, 2031 (one month prior to the maturity date of the bonds of this series) (the “Par Call Date”), the redemption price (expressed as a percentage of principal amount and rounded to three decimal places) shall be equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed; and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the bonds to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the redemption date; plus, in each case, accrued and unpaid interest to, but not including, the redemption date. Unless the Company defaults in

16 payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of this series or portions of the bonds of this series called for redemption. On or after the Par Call Date, the Company may redeem bonds of this series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of this series being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date. “Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. “Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

17 The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee will have no obligation to calculate or verify the calculation of the amount of the redemption price. In the case of a partial redemption, selection of the bonds of this series for redemption will be made pro rata, by lot or by such other method as the Trustee deems appropriate and fair. No bonds of this series of a principal amount of $2,000 or less will be redeemed in part. If any bonds of this series is to be redeemed in part only, the notice of redemption that relates to the bond will state the portion of the principal amount of the bonds of this series to be redeemed. New bonds of this series in a principal amount equal to the unredeemed portion of the bonds of this series will be issued in the name of the holder of the bonds of this series upon surrender for cancellation of the original bonds of this series. For so long as the bonds of this series are held by DTC (or another depositary), the redemption of the bonds of this series shall be done in accordance with the policies and procedures of the depositary. The principal of this bond may be declared or may become due on the conditions, in the manner and with the effect provided in the Mortgage upon the happening of an event of default as in the Mortgage provided. This bond is transferable by the registered holder hereof in person or by attorney, duly authorized in writing, at the corporate trust office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, in books of the Company to be kept for that purpose, upon surrender and cancellation hereof, and upon any such transfer, a new registered bond or bonds, without coupons, of this series and for the same aggregate principal amount, will be issued to the transferee in exchange herefor, all subject to the terms of the Mortgage but without payment of any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the transfer. The Company, the Trustee, and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary. No recourse shall be had for the payment of the principal of or interest on this bond to any incorporator or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company or of any predecessor or successor corporation in respect to this bond is hereby expressly waived and released by every holder hereof, except to the extent that such liability may not be waived or released under the provisions of the Securities Act of 1933, as amended, or of the rules and regulations of the Securities and Exchange Commission thereunder. (End of Form of Reverse of Bond)

18 and WHEREAS, all acts and things necessary to make the bonds of the New Series, when duly executed by the Company and authenticated by the Trustee as provided in the Mortgage and indentures supplemental thereto, and issued by the Company, the valid, binding and legal obligations of the Company, and this Supplemental Indenture a valid and enforceable supplement to the Mortgage, have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly and lawfully authorized. NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage and/or under any indenture supplemental thereto, according to their tenor and effect, and according to the terms of the Mortgage and of any indenture supplemental thereto, and to secure the performance of the covenants and obligations in the bonds and in the Mortgage and any indenture supplemental thereto respectively contained, and for the proper assuring, conveying, and confirming unto the Trustee, its successors in trust and its and their assigns forever, upon the trusts and for the purposes expressed in the Mortgage and in any indentures supplemental thereto, all and singular the estates, property and franchises of the Company thereby mortgaged or intended so to be, the Company, for and in consideration of the premises and of the sum of One Dollar ($1.00) in hand paid by the Trustee to the Company upon the execution and delivery of this Supplemental Indenture, receipt whereof is hereby acknowledged, and of other good and valuable consideration, has granted, bargained, sold, conveyed, released, confirmed, pledged, assigned, transferred and set over and by these presents does grant, bargain, sell, convey, release, confirm, pledge, assign, transfer, and set over to U.S. Bank National Association, as Trustee, and to its successors in trust and its and their assigns forever, all the following described property, real, personal and mixed of the Company, viz.: The real property set forth in Exhibit A, attached hereto and hereby made a part hereof, with any improvements thereon erected as may be owned by the Company but not specifically described in the Mortgage or in any indenture supplemental thereto heretofore executed, in the places set forth in Exhibit A. All of the real property with any improvements thereon erected as may be owned by the Company and described in the Mortgage or in any indenture supplemental thereto as may heretofore have been executed, delivered and recorded, but excluding therefrom all real property heretofore released from the lien of the Mortgage. The purpose of restating such prior conveyances as security is to confirm that the obligations of the Company as provided in this Supplemental Indenture are included within the lien and security of the Mortgage, and that public record be made of such purpose and fact by the recording of this Supplemental Indenture. Together with all gas works, electric works, plants, buildings, structures, improvements and machinery located upon such real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof hereinbefore described or referred to or intended so to be, or in any way appertaining thereto, and the reversions, remainders, rents, issues and profits thereof; also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances. Also all the Company’s electric transmission and distribution lines and systems, substations, transforming stations, structures, machinery, apparatus, appliances, devices and appurtenances.

19 Also all the Company’s gas transmission and distribution mains, pipes, pipe lines and systems, storage facilities, structures, machinery, apparatus, appliances, devices and appurtenances. Also all plants, systems, works, improvements, buildings, structures, fixtures, appliances, engines, furnaces, boilers, machinery, retorts, tanks, condensers, pumps, gas tanks, holders, reservoirs, expansion tanks, gas mains and pipes, tunnels, service pipe, pipe lines, fittings, gates, valves, connections, gas and electric meters, generators, dynamos, fans, supplies, tools and implements, tracks, sidings, motor and other vehicles, all electric light lines, electric power lines, transmission lines, distribution lines, conduits, cables, stations, substations, and distributing systems, motors, conductors, converters, switchboards, shafting, belting, wires, mains, feeders, poles, towers, mast arms, brackets, pipes, lamps, insulators, house wiring connections and all instruments, appliances, apparatus, fixtures, fittings and equipment and all stores, repair parts, materials and supplies of every nature and kind whatsoever now or hereafter owned by the Company in connection with or appurtenant to its plants and systems for production, purchase, storage, transmission, distribution, utilization and sale of gas and its by-products and residual products, and/or for the generation, production, purchase, storage, transmission, distribution, utilization and sale of electricity, or in connection with such business. Also all the goodwill of the business of the Company, and all rights, claims, contracts, leases, patents, patent rights, and agreements, all accounts receivable, accounts, claims, demands, choses in action, books of account, cash assets, franchises, ordinances, rights, powers, easements, water rights, riparian rights, licenses, privileges, immunities, concessions and consents now or hereafter owned by the Company in connection with or appurtenant to its said business. Also all the right, title and interest of the Company in and to all contracts for the purchase, sale or supply of gas, and its by-products and residual products of electricity and electrical energy, now or hereafter entered into by the Company with the right on the part of the Trustee, upon the happening of an event of default as defined in the Mortgage as supplemented by any supplemental indenture, to require a specific assignment of any and all such contracts, whenever it shall request the Company to make the same. Also all rents, tolls, earnings, profits, revenues, dividends and income arising or to arise from any property now owned, leased, operated or controlled or hereafter acquired, leased, operated or controlled by the Company and subject to the lien of the Mortgage and indentures supplemental thereto. Also all the estate, right, title and interest of the Company, as lessee, in and to any and all demised premises under any and all agreements of lease now or at any time hereafter in force, insofar as the same may now or hereafter be assignable by the Company. Also all other property, real, personal and mixed not hereinbefore specified or referred to, of every kind and nature whatsoever, now owned, or which may hereafter be owned by the Company (except shares of stock, bonds or other securities not now or hereafter specifically pledged under the Mortgage and indentures supplemental thereto or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto), together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining and the reversions, remainder or remainders, rents, issues and profits thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever as well in law as in equity of the Company of, in and to the same and every part and parcel thereof. It is the intention and it is hereby agreed that all property and the earnings and income thereof acquired by the Company after the date hereof shall be as fully embraced within the provisions hereof and subject to the lien hereby created for securing the payment of all bonds, together with the interest thereon, as if the property were now owned by the Company and were specifically described herein and conveyed

20 hereby, provided nevertheless, that no shares of stock, bonds or other securities now or hereafter owned by the Company, shall be subject to the lien of the Mortgage and indentures supplemental thereto unless now or hereafter specifically pledged or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto. TO HAVE AND TO HOLD, all and singular the property, rights, privileges and franchises hereby conveyed, transferred or pledged or intended so to be, including after-acquired property, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successors in the trust hereby created, and its and their assigns forever; IN TRUST NEVERTHELESS, for the equal and pro rata benefit and security of each and every person or corporation who may be or become the holders of bonds secured by the Mortgage and indentures supplemental thereto, without preference, priority or distinction (except as provided in Section 1 of Article VIII of the Mortgage) as to lien or otherwise of any bond of any series over or from any other bond, so that (except as aforesaid) each and every of the bonds issued or to be issued, of whatsoever series, shall have the same right, lien, privilege under the Mortgage and indentures supplemental thereto and shall be equally secured thereby and hereby, with the same effect as if the bonds had all been made, issued and negotiated simultaneously on the date of the Mortgage. AND THIS SUPPLEMENTAL INDENTURE FURTHER WITNESSETH: It is hereby covenanted that all bonds secured by the Mortgage and indentures supplemental thereto with the coupons appertaining thereto, are issued to and accepted by each and every holder thereof, and that the property aforesaid and all other property subject to the lien of the Mortgage and indentures supplemental thereto is held by or hereby conveyed to the Trustee, under and subject to the trusts, conditions and limitations set forth in the Mortgage and indentures supplemental thereto and upon and subject to the further trusts, conditions and limitations hereinafter set forth, as follows, to wit: ARTICLE I AMENDMENTS OF MORTGAGE Section 1. Article II of the Ninth Supplemental Indenture to the Mortgage, as heretofore amended, is hereby further amended as follows: By adding to paragraph (d) of Section 5 and to the first clause of Section 9, the following: “5.000% SERIES DUE 2031” ARTICLE II. BONDS OF THE NEW SERIES Section 1. The bonds of the New Series shall be designated as hereinabove specified for such designation in the recital immediately preceding the forms of bonds of the New Series, subject however, to the provisions of Section 2 of Article I of the Mortgage, as amended, and are issuable only as registered bonds without coupons, substantially in the form hereinbefore recited. Subject to the provisions of the Mortgage, the bonds of the New Series shall be issuable without limitation as to the aggregate principal amount thereof.

21 The bonds of the New Series shall bear interest from the date thereof and shall be dated as of the interest payment date to which interest was paid next preceding the date of issue unless (a) such date of issue is an interest payment date to which interest was paid, in which event such bonds shall be dated as of such interest payment date, or (b) issued prior to the occurrence of the first interest payment date on which interest is to be paid, in which event such bonds shall be dated August 10, 2026. The bonds of the 5.000% Series due 2031 shall mature on September 1, 2031. The bonds of the New Series shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) at the rate provided in the forms of bonds hereinbefore recited, payable on March 1 and September 1 of each year, beginning on March 1, 2027, until the Company’s obligation with respect to the payment of principal thereof shall have been discharged. In the event that any interest payment date is not a Business Day (as defined below), then the payment of interest payable on such date will be made on the next succeeding day which is a Business Day with the same force and effect as if made on the interest payment date (and without any interest or other payment in respect of such delay). Both principal and interest on bonds of the New Series shall be payable at the office or agency of the Company in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and shall be payable in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts. The bonds of the New Series shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Any bond or bonds of the New Series shall be exchangeable for another bond or bonds of the New Series in a like aggregate principal amount and maturity. Any such exchange may be made upon presentation at the corporate trust office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange. Section 2. (a) Initially, the bonds of the New Series shall be issued pursuant to a book-entry system administered by The Depository Trust Company (or its successor, referred to herein as the “Depository”) as a global security with no physical distribution of bond certificates to be made except as provided in this Section 2. Any provisions of the Mortgage or the bonds of the New Series requiring physical delivery of bonds shall, with respect to any bonds of the New Series held under the book-entry system, be deemed to be satisfied by a notation on the bond registration books maintained by the Trustee that such bonds are subject to the book-entry system. (b) So long as the book-entry system is being used, one or more bonds of the New Series in the aggregate principal amount of the bonds of the New Series and registered in the name of the Depository’s nominee (the “Nominee”) will be issued and required to be deposited with the Depository and held in its custody. The book-entry system will be maintained by the Depository and its participants and indirect participants and will evidence beneficial ownership of the bonds of the New Series, with transfers of ownership effected on the records of the Depository, the participants and the indirect participants pursuant to rules and procedures established by the Depository, the participants and the indirect participants. The principal of and any premium on each bond of the New Series shall be payable to the Nominee or any other person appearing on the registration books as the registered holder of such bond or its registered assigns or legal representative at the office of the office or agency of the Company in the City of Philadelphia, Pennsylvania or the Borough of Manhattan, The City of New York. So long as the book- entry system is in effect, the Depository will be recognized as the holder of the bonds of the New Series for all purposes. Transfers of principal, interest and any premium payments or notices to participants and

22 indirect participants will be the responsibility of the Depository, and transfers of principal, interest and any premium payments or notices to beneficial owners will be the responsibility of participants and indirect participants. No other party will be responsible or liable for such transfers of payments or notices or for maintaining, supervising or reviewing such records maintained by the Depository, the participants or the indirect participants. While the Nominee or the Depository, as the case may be, is the registered owner of the bonds of the New Series, notwithstanding any other provisions set forth herein, payments of principal of, redemption premium, if any, and interest on the bonds of the New Series shall be made to the Nominee or the Depository, as the case may be, by wire transfer in immediately available funds to the account of such holder. Without notice to or consent of the beneficial owners, the Trustee with the consent of the Company and the Depository may agree in writing to make payments of principal, redemption price and interest in a manner different from that set forth herein. In such event, the Trustee shall make payment with respect to the bonds of the New Series in such manner as if set forth herein. (c) The Company may at any time elect (i) to provide for the replacement of any Depository as the depository for the bonds of the New Series with another qualified depository, or (ii) to discontinue the maintenance of the bonds of the New Series under book-entry system. In such event, the Trustee shall give 30 days’ prior notice of such election to the Depository (or such fewer number of days acceptable to such Depository). (d) Upon the discontinuance of the maintenance of the bonds of the New Series under a book-entry system, the Company will cause the bonds to be issued directly to the beneficial owners of the bonds of the New Series, or their designees, as further described below. In such event, the Trustee shall make provisions to notify participants and beneficial owners of the bonds of the New Series, by mailing an appropriate notice to the Depository, that bonds of the New Series will be directly issued to beneficial owners of the bonds as of a date set forth in such notice (or such fewer number of days acceptable to such Depository). (e) In the event that bonds of the New Series are to be issued to beneficial owners of the bonds, or their designees, the Company shall promptly have bonds of the New Series prepared in certificated form registered in the names of the beneficial owners of such bonds shown on the records of the participants provided to the Trustee, as of the date set forth in the notice above. Bonds issued to beneficial owners, or their designees shall be substantially in the form set forth in this Supplemental Indenture, but will not include the provision related to global securities. (f) If the Depository is replaced as the depository for the bonds of the New Series with another qualified depository, the Company will issue a replacement global security substantially in the form set forth in this Supplemental Indenture. (g) The Company and the Trustee shall have no liability for the failure of any Depository to perform its obligations to any participant, any indirect participant or any beneficial owner of any bonds of the New Series, and the Company and the Trustee shall not be liable for the failure of any participant, indirect participant or other nominee of any beneficial owner or any bonds of the New Series to perform any obligation that such participant, indirect participant or other nominee may incur to any beneficial owner of the bonds of the New Series. Neither the Trustee nor any of its agents shall have any responsibility for any actions taken or not taken by the Depository. (h) Notwithstanding any other provision of the Mortgage, on or prior to the date of issuance of the bonds of the New Series, the Trustee shall have executed and delivered to the initial Depository a Letter of Representations governing various matters relating to the Depository and its activities pertaining to the bonds of the New Series. The terms and provisions of such Letter of Representations are incorporated herein by reference and, in the event there shall exist any inconsistency

23 between the substantive provisions of the said Letter of Representations and any provisions of the Mortgage, then, for as long as the initial Depository shall serve as depository with respect to the bonds of the New Series, the terms of the Letter of Representations shall govern. (i) The Company and the Trustee may rely conclusively upon (i) a certificate of the Depository as to the identity of a participant in the book-entry system; (ii) a certificate of any participant as to the identity of any indirect participant and (iii) a certificate of any participant or any indirect participant as to the identity of, and the respective principal amount of bonds of the New Series owned by, beneficial owners. (j) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplement Indenture or under applicable law with respect to any transfer or any interest in the bonds of the New Series (including any transfer between or among DTC participants, members or beneficial owners in global security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements thereof. Section 3. So long as the bonds of the New Series are held by The Depository Trust Company, such bonds of the New Series shall bear the following legend: UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. Section 4. So long as any of the bonds of the New Series remain outstanding, the Company shall keep at its office or agency in the Borough of Manhattan, The City of New York, as well as at the corporate trust office of the Trustee in the City of Philadelphia, Pennsylvania, books for the registry and transfer of outstanding bonds of the New Series, in accordance with the terms and provisions of the bonds of the New Series and the provisions of Section 8 of Article I of said Mortgage. Section 5. So long as any bonds of the New Series remain outstanding, the Company shall maintain an office or agency in the City of Philadelphia, Pennsylvania, and an office or agency in the Borough of Manhattan, The City of New York, for the payment upon proper demand of the principal of, the interest on, or the redemption price of the outstanding bonds of the New Series, and will from time to time give notice to the Trustee of the location of such office or agency. In case the Company shall fail to maintain for such purpose an office or agency in the City of Philadelphia or shall fail to give such notice of the location thereof, then notices, presentations and demands in respect of the bonds of the New Series may be given or made to or upon the Trustee at its office in the City of Philadelphia and the principal of, the interest on, and the redemption price of said bonds in such event be payable at said office of the Trustee. All bonds of the New Series when paid shall forthwith be cancelled. Section 6. The record date for determining the registered holder of this bond entitled to an interest payment shall be fourteen calendar days prior to any interest payment date. Only the registered holder of

24 such bond on such record date shall be entitled to receive such payment, notwithstanding any transfer of such bond upon the registration books subsequent to such record date. Section 7. The bonds of the New Series shall be issued under and subject to all of the terms and provisions of the Mortgage, of the indentures supplemental thereto referred to in the recitals hereof and of this Supplemental Indenture which may be applicable to such bonds or applicable to all bonds issued under the Mortgage and indentures supplemental thereto. ARTICLE III. ISSUE AND AUTHENTICATION OF BONDS OF THE 5.000% SERIES DUE 2031 In addition to any bonds of any series which may from time to time be executed by the Company and authenticated and delivered by the Trustee upon compliance with the provisions of the Mortgage and/or of any indenture supplemental thereto, bonds of the 5.000% Series due 2031 in an aggregate principal amount of $750,000,000 shall forthwith be executed by the Company and delivered to the Trustee, and the Trustee shall thereupon, whether or not this Supplemental Indenture shall have been recorded, authenticate and deliver said bonds to or upon the written order of the President, a Vice President, the Treasurer, or the Assistant Treasurer of the Company, under the terms and provisions of paragraph (e) of Section 3 of Article II of the Mortgage, as amended. ARTICLE IV. REDEMPTION OF BONDS OF THE 5.000% SERIES DUE 2031 Section 1. The bonds of the 5.000% Series due 2031 shall be redeemable at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, or electronically delivered (or otherwise transmitted in accordance with DTC’s (or another depositary’s) procedures) at least ten (10) days and not more than sixty (60) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing upon the registration books. At any time prior to August 1, 2031 (one month prior to the maturity date of the bonds of the 5.000% Series due 2031) (as used in this Article IV, the “Par Call Date”), the redemption price (expressed as a percentage of principal amount and rounded to three decimal places) shall be equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed; and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the bonds to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the redemption date; plus, in each case, accrued and unpaid interest to, but not including, the redemption date. On or after the Par Call Date, the Company may redeem the bonds of the 5.000% Series due 2031, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of the 5.000% Series due 2031 being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of the 5.000% Series due 2031 or portions of the bonds of the 5.000% Series due 2031 called for redemption. For purposes of this Section 1, “Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

25 The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. “Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee will have no obligation to calculate or verify the calculation of the amount of the redemption price. In the case of a partial redemption, selection of the bonds of the 5.000% Series due 2031 for redemption will be made pro rata, by lot or by such other method as the Trustee deems appropriate and fair. No bonds of the 5.000% Series due 2031 of a principal amount of $2,000 or less will be redeemed in part. If any bond of the New Series is to be redeemed in part only, the notice of redemption that relates to the bond will state the portion of the principal amount of the bonds of the 5.000% Series due 2031 to be redeemed. A new bond of the New Series in a principal amount equal to the unredeemed portion of the bonds of the 5.000% Series due 2031 will be issued in the name of the holder of the bonds of the 5.000% Series due 2031 upon surrender for cancellation of the original bonds

26 of the 5.000% Series due 2031. For so long as the bonds of the 5.000% Series due 2031 are held by DTC (or another depositary), the redemption of the bonds of the 5.000% Series due 2031 shall be done in accordance with the policies and procedures of the depositary. Section 2. In case the Company shall desire to exercise such right to redeem and pay off all or any part of such bonds of the 5.000% Series due 2031 as hereinbefore provided it shall comply with all the terms and provisions of Article III of the Mortgage, as amended, applicable thereto, and such redemption shall be made under and subject to the terms and provisions of Article III and in the manner and with the effect therein provided, but at the time or times and upon mailing of notice, all as hereinbefore set forth in Section 1 of this Article. No publication of notice of any redemption of any bonds of the 5.000% Series due 2031 shall be required. ARTICLE V. CERTAIN EVENTS OF DEFAULT; REMEDIES Section 1. So long as any bonds of the New Series remain outstanding, in case one or more of the following events shall happen, such events shall, in addition to the events of default heretofore enumerated in paragraphs (a) throughout (d) of Section 2 of Article VIII of the Mortgage, constitute an “event of default” under the Mortgage, as fully as if such events were enumerated therein: (e) default shall be made in the due and punctual payment of the principal (including the full amount of any applicable optional redemption price) of any bond or bonds of the New Series whether at the maturity of said bonds, or at a date fixed for redemption of said bonds, or any of them, or by declaration as authorized by the Mortgage; Section 2. So long as any bonds of the New Series remain outstanding, Section 10 of Article VIII of the Mortgage, as heretofore amended, is hereby further amended by inserting in the first paragraph of such Section 10, immediately after the words “as herein provided,” at the end of clause (2) thereof, the following: “or (3) in case default shall be made in any payment of any interest on any bond or bonds secured by this indenture or in the payment of the principal (including any applicable optional redemption price) of any bond or bonds secured by this indenture, where such default is not of the character referred to in clause (1) or (2) of this Section 10 but constitutes an event of default within the meaning of Section 2 of this Article VIII.” ARTICLE VI. CONCERNING THE TRUSTEE The Trustee hereby accepts the trust herein declared and provided and agrees to perform the same upon the terms and conditions set forth in the Mortgage, as amended and supplemented, and upon the following terms and conditions: The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In acting hereunder and with respect to the bonds of the New Series, the rights, privileges, protections, immunities and benefits afforded to the Trustee under the Mortgage and indentures

27 supplemental thereto, including, without limitation, its right to be indemnified, are deemed to be incorporated herein, and shall be enforceable by the Trustee hereunder, in each of its capacities hereunder as if set forth herein in full. ARTICLE VII. MISCELLANEOUS Section 1. Unless otherwise clearly required by the context, the term “Trustee,” or any other equivalent term used in this Supplemental Indenture, shall be held and construed to mean the trustee under the Mortgage for the time being whether the original or a successor trustee. Section 2. The headings of the Articles of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning of the same. Section 3. Nothing expressed or mentioned in or to be implied from this Supplemental Indenture or in or from the bonds of the New Series is intended, or shall be construed, to give any person or corporation, other than the parties hereto and their respective successors, and the holders of bonds secured by the Mortgage and the indentures supplemental thereto, any legal or equitable right, remedy or claim under or in respect of such bonds or the Mortgage or any indenture supplemental thereto, or any covenant, condition or provision therein or in this Supplemental Indenture contained. All the covenants, conditions and provisions thereof and hereof are for the sole and exclusive benefit of the parties hereto and their successors and of the holders of bonds secured by the Mortgage and indentures supplemental thereto. Section 4. This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all collectively but one instrument. The Trustee shall have the right to accept and act upon any notice, instruction, or other communication, including any funds transfer instruction, (each, a “Notice") received pursuant to this Agreement by electronic transmission (including by e-mail, facsimile transmission, web portal or other electronic methods) and shall not have any duty to confirm that the person sending such Notice is, in fact, a person authorized to do so. Electronic signatures believed by Trustee to comply with the ESIGN Act of 2000 or other applicable law (including electronic images of handwritten signatures and digital signatures provided by DocuSign, Orbit, Adobe Sign or any other digital signature provider identified by any other party hereto and acceptable to Trustee) shall be deemed original signatures for all purposes. Each other party to this Agreement assumes all risks arising out of the use of electronic signatures and electronic methods to send Notices to Trustee, including without limitation the risk of Trustee acting on an unauthorized Notice and the risk of interception or misuse by third parties. Notwithstanding the foregoing, Trustee may in any instance and in its sole discretion require that a Notice in the form of an original document bearing a manual signature be delivered to Trustee in lieu of, or in addition to, any such electronic Notice. Section 5. This Supplemental Indenture shall be effective as of July 15, 2026, but was actually executed and delivered as of July 29, 2026 by the Trustee, and as of July 29, 2026 by the Company. [Remainder of this page intentionally left blank]

A-1 Exhibit A 100 Chesterfield Parkway Malvem, PA 19355, Tredyffrin Township, County of Chester and Commonwealth of Pennsylvania ALL THAT CERTAIN tract of land situated north of Chesterfield Parkway and west of Church Road in Tredyffrin Township, Chester County, Pennsylvania, as shown on a plan entitled "ALTA/NSPS Land Title Survey for PECO Energy Company at 100 Chesterfield Parkway'', prepared by RETTEW Associates, Inc., dated October 10, 2025, Drawing No. 0310004797 and being more fully bounded and described as follows: BEGINNING at a point along the northern line of Chesterfield Parkway (variable width), said point being the south west boundary corner of lands now or formerly of Fiore Foundations LLC; thence along said northern line of Chesterfield Parkway the following two (2) courses and distances: 1) by a curve to the left having a radius of 1705.07 feet, an arc length of 341.42 feet, a chord bearing of S 44°13'40" W and a chord distance of 340.85 feet to a point, 2) S 38°29'23" W a distance of 171.07 feet to a point along the eastern boundary line of lands now or formerly of WPT Land 2 LP; thence along the eastern boundary line of lands now or formerly of WPT Land 2 LP and lands now or formerly of Cerner Health Services Inc. respectively the following four (4) courses an distances: 1) N 30°26'50" W a distance of 187.11 feet to a point, 2) N 31°06'58" W a distance of 327.90 feet to a point, 3) N 33°50'18" W a distance of 239.70 feet to a point, 4) N 35°15'34" W a distance of 405.13 feet to a re-bar found marking the southwest boundary corner of lands now or formerly of Sibel Aras and Kevin M. McCormick; thence along the southern boundary line of lands now or formerly of Sibel Aras and Kevin M. McCormick N 66°44'08" E a distance of 421.56 feet to a re-bar found marking the northwest comer of lands now or formerly of Fiore Foundations LLC; thence along the western boundary line of lands now or formerly of Fiore Foundations LLC the following four (4) courses and distances: 1) S 28°45'27" E a distance of 750.18 feet to a point, 2) by a curve to the left having a radius of 30.00 feet, an arc length of 40.14 feet, a chord bearing of S 67°04'49" E and a chord distance of 37.21 feet to a point, 3) by a reverse curve to the right having a radius of 154.00 feet, an arc length of 171.28 feet, a chord bearing of S 73°32'36" E and a chord distance of 162.58 feet to a point, 4) S 41°40'55" E a distance of 56.34 feet to the point and place BEGINNING. CONTAINING: 9.502 Acres BEING the same premises which Liberty Property Limited Partnership, by Indenture dated 12/10/18 and recorded 12/18/18 in the Office of the Recorder of Deeds in and for the County of Chester in Record Book 9859 page 588, granted and conveyed unto Exeter 100 Chesterfield, LLC, in fee.

A-2 AND BEING the same premises which Exeter 100 Chesterfield, LLC, by Indenture dated 5/27/25 and recorded 6/2/25 in the Office of the Recorder of Deeds in and for the County of Chester in Record Book 11388 page 1647, granted and conveyed unto Fox Tree 14 I, LLC, in fee.